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                                                                    Exhibit 99.2

INTERVU INC.                                                               PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2000

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 BELOW

         The undersigned stockholder(s) of INTERVU Inc. (the "Company") hereby constitutes and appoints Edward L. Huguez and Kenneth L. Ruggiero, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Stockholders of the Company to be held on April 20, 2000, and at any adjournment or postponement thereof, according to the number of shares of common stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

         1. To approve the merger agreement among INTERVU Inc., Akamai Technologies, Inc. and Alii Merger Corporation, under which Alii Merger Corporation will be merged with and into INTERVU and each outstanding share of INTERVU common stock will be exchanged for 0.5957 shares of Akamai common stock, and each outstanding share of INTERVU preferred stock will be exchanged for
0.5957 shares of Akamai common stock for each share of INTERVU common stock into which that share is convertible, and to approve the merger.

     FOR  [ ]               AGAINST  [ ]                  ABSTAIN  [ ]

         THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE MERGER AGREEMENT AND THE MERGER AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                           (Continued on reverse side)


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         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus is hereby acknowledged.

                                Dated: __________,2000

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) in Box
                                Please sign exactly as name appears below. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERVU INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.


                      STOCKHOLDER:


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INTERVU INC.                                                               PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2000

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 BELOW

         The undersigned stockholder(s) of INTERVU Inc. (the "Company") hereby constitutes and appoints Edward L. Huguez and Kenneth L. Ruggiero, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Stockholders of the Company to be held on April 20, 2000, and at any adjournment or postponement thereof, according to the number of shares of Series G Preferred Stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

         1. To approve the merger agreement among INTERVU Inc., Akamai Technologies, Inc. and Alii Merger Corporation, under which Alii Merger Corporation will be merged with and into INTERVU and each outstanding share of INTERVU common stock will be exchanged for 0.5957 shares of Akamai common stock, and each outstanding share of INTERVU preferred stock will be exchanged for
0.5957 shares of Akamai common stock for each share of INTERVU common stock into which that share is convertible, and to approve the merger.

     FOR  [ ]               AGAINST  [ ]                  ABSTAIN  [ ]

         THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE MERGER AGREEMENT AND THE MERGER AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                           (Continued on reverse side)


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         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus is hereby acknowledged.


                                Dated: __________,2000

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) in Box
                                Please sign exactly as name appears below. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERVU INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.


                STOCKHOLDER:  NATIONAL BROADCASTING COMPANY, INC.
                              30 Rockefeller Plaza, New York, NY 10112
                              Attention: Chris Glowacki
                              1,280,000 shares of Series G Preferred Stock